Second-Quarter Fiscal 2018 Financial Results & Update February 5, 2018 Exhibit 99.3

Forward-looking statements and non-GAAP financial measures Forward-looking Statements – Certain statements included in this presentation that are not historical or current facts including, but not limited to, those related to our financial and business outlook, impact of evolving healthcare environment, strategy and growth drivers, utilization and patient volume trends, revenue visibility, anticipated member renewals of GPO participation agreements, cross and upsell opportunities, acquisition activities and pipeline, revenue available under contract, the financial impact of share repurchases, tax reform and cost savings efforts, and 2018 financial guidance and related assumptions are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. Readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking.  Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. You should carefully read Premier’s periodic and current filings with the SEC for more information on potential risks and other factors that could affect Premier’s financial results. Forward-looking statements speak only as of the date they are made. Premier undertakes no obligation to publicly update or revise any forward-looking statements. Non-GAAP Financial Measures – This presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. You should carefully read Premier’s periodic and current filings with the SEC for definitions and further explanation and disclosure regarding our use of non-GAAP financial measures and such filings should be read in conjunction with this presentation.

Susan DeVore President and Chief Executive Officer Premier, Inc. Overview and Business Update

Second-quarter fiscal 2018 financial highlights *See non-GAAP Adjusted EBITDA, non-GAAP Adjusted Fully Distributed Earnings Per Share and non-GAAP Free Cash Flow reconciliations to GAAP equivalents in Appendix. Non-GAAP adjusted EBITDA* up 9% to $133.5 million Supply Chain Services segment revenue up 19% to $324.9 million Performance Services segment revenue up 1% to $86.5 million Non-GAAP adjusted fully distributed earnings per share* up 9% to $0.50 Cash flow from operations of $206.5 million for six-month period Non-GAAP free cash flow* of $122.2 million for six-month period Raising fiscal full-year guidance for non-GAAP adjusted fully distributed earnings per share and reaffirming existing guidance ranges for other financial metrics Consolidated net revenue up 15% to $411.4 million; After a one-time remeasurement of deferred tax balances, GAAP net income of $19.8 million, GAAP EPS loss of $1.66 *See non-GAAP Adjusted EBITDA, non-GAAP Adjusted Fully Distributed Earnings Per Share and non-GAAP Free Cash Flow reconciliations to GAAP equivalents in Appendix.

Marketplace forces that are driving change Volume to Value Value dominates, even with regulatory shifts Insurers and therapeutic companies pushing more shared value-based contracts Real world efficacy of every single solution Double-sided risk assumption Digital transformation is occurring at every node of healthcare Optimization of EMRs Growth of predictive analytics and machine learning Precision medicine Blockchain Workflow and consumer experience Digitalization Vertical / Horizontal Integration Stakeholders are consolidating to deliver better offerings Payer/provider Retail/provider Distributor/ manufacturer Technology connectivity Decentralization of care delivery in systems Virtual care Remote patient monitoring Enhanced clinical data sharing Alternative care settings such as retail Decentralization of Care Consumerism / Wellness The consumer is demanding more from their healthcare Price transparency Always connected wellness Access and management of their health data

Premier continues to evolve its strategy to address changing industry dynamics and provider needs supply chain services performance services Own Total Supply Chain Cost With Members Own Total Cost and Clinical Performance with Members Analytics / Comparative Effectiveness / Resource Utilization Comprehensive E-enablement Strategic Sourcing / Predictive Aggregation Fulfillment / Logistics Partner Clinical and Cost Analytics Performance Improvement Services Population Health Management Precision Medicine Connectivity Master Data Management Change Management

Mike Alkire Chief Operating Officer Premier, Inc. Operations Review

Premier continues to demonstrate value New national committed buying program designed to provide significant cost savings to highly-committed members which are able to coordinate supply chain decisions and maintain standardization across their facilities. Continuing to gain traction with our Academic Health System strategy and have initiated engagements with two additional academic health systems since last quarter.

Premier continues to demonstrate value Medicare accountable care organizations supported by Premier’s population health collaborative outperformed their peers by 57 percent in achieving shared savings during the most recent measurement periods. Premier was named the best Strategy, Growth and Consolidation Consulting organization by KLAS for the second straight year, in the research firm’s 2018 Best in KLAS, Software and Services report. Providers working with Premier on bundled payment programs under CMS’s Comprehensive Care for Joint Replacement Model performed 35% better than all other participating hospitals in achieving shared savings.

Craig McKasson Chief Financial Officer Premier, Inc. Financial Review

Fiscal 2018 second-quarter consolidated and segment highlights Consolidated Net revenue (in millions) Supply Chain Services Net revenue (in millions) Performance Services Net revenue (in millions) Adjusted EBITDA (in millions) Adjusted EBITDA (in millions) Adjusted EBITDA (in millions) *See non-GAAP Adjusted EBITDA and non-GAAP Segment Adjusted EBITDA reconciliations to GAAP equivalents in Appendix. 15% 9% 19% 11% 1% -2% GAAP NON-GAAP*

Fiscal 2018 second-quarter Supply Chain Services revenue Supply Chain Services revenue increased 19% Net administrative fees revenue increased 23% Including contribution from Innovatix and Essensa Products revenue increased 14% Double-digit growth in both direct sourcing and integrated pharmacy businesses Supply Chain Services Net revenue (in millions) 19% $272.7 $324.9

Fiscal 2018 second-quarter Performance Services revenue Performance Services revenue increased 1% Growth in cost management technology solutions and ambulatory quality solutions Performance Services Net revenue (in millions) 1%

Fiscal 2018 second-quarter GAAP net income -92% $1.50 $(1.66) Earnings per share attributable to stockholders* – diluted Due almost entirely to remeasurement of deferred tax balances as a result of tax reform, GAAP net income decreased 92% *After required GAAP non-cash adjustments to reflect the change in redemption amount of limited partners’ Class B common unit ownership at the end of each period

Fiscal 2018 second-quarter non-GAAP adjusted EBITDA* Consolidated non-GAAP adjusted EBITDA up 9% * See non-GAAP Adjusted EBITDA and non-GAAP Segment Adjusted EBITDA reconciliations to GAAP equivalents in Appendix. $133.5 $122.0

Fiscal 2018 second-quarter non-GAAP adjusted fully distributed net income and earnings per share* Calculates income taxes at 39% of pre-tax income for second quarter (prior to tax reform), assuming taxable C corporate structure Calculates adjusted fully distributed earnings per share, assuming all Class A and B common shares are held by the public 9% $65.2 million $70.0 million Non-GAAP adjusted fully distributed net income * See non-GAAP adjusted fully distributed net income and non-GAAP adjusted fully distributed earnings per share reconciliations to GAAP equivalents in Appendix

Cash flow and capital flexibility at December 31, 2017 CONSIDERABLE CASH AND DEBT CAPACITY AVAILABLE AMPLE CAPITAL FLEXIBILITY FOR FUTURE ACQUISITIONS AND STOCKHOLDER RETURN Cash flow from operations of $206.5 million and non-GAAP free cash flow* of $122.2 million for the six months ended December 31, 2017 Cash and cash equivalents of $163.0 million Outstanding borrowings of $200.0 million on $750.0 million five-year unsecured revolving credit facility *See non-GAAP Free Cash Flow reconciliation to GAAP equivalent in Appendix.

Updated fiscal 2018 guidance (1) Fiscal 2018 Financial Guidance (in millions, except per share data) FY 2018 % YoY Increase Net Revenue:   Supply Chain Services segment $1,200.0 - $1,266.0 9% - 15% Performance Services segment $364.0 - $382.0 3% - 8% Total Net Revenue $1,564.0 - $1,648.0 8% - 13%     Non-GAAP adjusted EBITDA $532.0 - $557.0 6% - 11%     Non-GAAP adjusted fully distributed EPS $2.24 - $2.37 19% - 25% (1) For the year ending June 30, 2018. Updated February 5, 2018. See accompanying page for notes and assumptions to guidance.

Guidance Footnotes: The company does not meaningfully reconcile guidance for non-GAAP adjusted EBITDA and non-GAAP adjusted fully distributed earnings per share to net income attributable to stockholders or earnings per share attributable to stockholders because the company cannot provide guidance for more significant reconciling items between net income attributable to stockholders and adjusted EBITDA and between earnings per share attributable to stockholders and non-GAAP adjusted fully distributed earnings per share without unreasonable effort. This is due to two primary reasons: • Reasonable guidance cannot be provided for reconciling the adjustment of redeemable limited partners’ capital to redemption amount – historically the largest adjustment in the reconciliation from non-GAAP to GAAP amounts – due to the fact that the increase or decrease in this item is based on the change in the number of shares of Class B stock outstanding and change in stock price between quarters, which the company cannot predict, control or reasonably estimate. • Reasonable guidance cannot be provided for earnings per share attributable to stockholders because the ongoing quarterly member-owner exchange of Class B common stock and corresponding Class B units into shares of Class A common stock impacts the number of shares of Class A common stock outstanding each quarter, which the company cannot predict, control or reasonably estimate. Member owners have the right, but not the obligation, to exchange shares on a quarterly basis, and the company has the discretion to settle any exchanged shares for Class A common stock, cash, or a combination thereof, neither of which can be predicted, controlled or reasonably estimated at this time. Fiscal 2018 annual guidance footnotes and key assumptions (for year ending June 30, 2018)* Key Assumptions*: Supply Chain Services assumptions: Net administrative fee revenue growth of 13% to 17% Mid-single digit growth in legacy group purchasing business augmented by contributions from the Innovatix and Essensa businesses Continued high GPO retention rates 14-18% products revenue growth Performance Services assumptions: Continued demand for integrated offerings of SaaS-based subscription and licensed products, advisory services and collaboratives Continued high SaaS institutional renewal rates Other assumptions: Estimated revenue available under contract of $1.47 billion, which represents approximately 89% to 94% of our consolidated revenue guidance range Non-GAAP free cash flow will approximate 40% or more of non-GAAP adjusted EBITDA; tax reform positive impact on fiscal 2018 non-GAAP free cash flow as percent of non-GAAP adjusted EBITDA expected to approximate 4% Capital expenditures of approximately $85 million to $90 million, representing 5% to 6% of consolidated net revenue Consolidated non-GAAP adjusted EBITDA margin in the range of 33% to 34% Adjusted fully distributed net income and earnings per share calculations to reflect an effective tax rate of 39% in the first half of the fiscal year and an effective tax rate of 25% in the second half of the fiscal year as a result of the impact of the Tax Cuts and Jobs Act, resulting in a blended effective tax rate of 32% for fiscal 2018 on a full year basis Tax reform is expected to positively impact fiscal 2018 non-GAAP adjusted fully distributed EPS by approximately $0.23, while the share repurchase is expected to add $0.03 to $0.05 *As of February 5, 2018

Quarterly exchange update On January 31, 2018, approximately 1.0 million Class B units were exchanged for Class A common shares on 1-for-1 basis; equal number of Class B common shares retired. Next quarterly exchange will occur on April 30, 2018.

Questions

Appendix

Fiscal 2018 and fiscal 2017 non-GAAP reconciliations

Fiscal 2018 and fiscal 2017 non-GAAP reconciliations

Fiscal 2018 and fiscal 2017 non-GAAP reconciliations

Fiscal 2018 and fiscal 2017 non-GAAP reconciliations

Fiscal 2018 and fiscal 2017 non-GAAP reconciliations

Fiscal 2018 and fiscal 2017 non-GAAP reconciliations